EXHIBIT 20




                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 2000 and covers activity from September 25, 2000 through October 25, 2000.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of November, 2000.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/  Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results



I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------


A. Trust Activity                             Trust Totals
-----------------                             ------------
Number of days in period                               31
Beginning Principal Receivable Balance  13,552,837,291.14
Special Funding Account Balance                      0.00
Beginning Total Principal Balance       13,552,837,291.14

Finance Charge Collections (excluding      213,280,551.00
  Discount Option & Recoveries)
Discount Percentage                                  2.00%
Discount Option Receivables Collections     35,263,134.00
Premium Option Receivables Collections               0.00
Recoveries                                  11,080,527.00
Total Collections of Finance Charge
 Receivables                               259,624,212.00
Total Collections of Principal
 Receivables                             1,727,893,566.00
Monthly Payment Rate                              12.3380%
Defaulted amount                            62,355,923.27
Annualized Default Rate                            5.4315%
Trust Portfolio Yield                             17.1379%
New Principal Receivables                1,754,752,811.14
Ending Principal Receivables Balance    13,517,340,613.00
Ending Required Minimum Principal
 Balance                                11,770,000,000.00
Ending Transferor Amount                 2,517,340,613.00
Ending Special Funding Account Balance               0.00
Ending Total Principal Balance          13,517,340,613.00



B. Series Allocations                       Series 1996-1      Series 1997-1     Series 1998-1      Series 1999-1     Series 1999-2
---------------------                       -------------      -------------     -------------      -------------     -------------

Group Number                                            1                  1                 2                  1                 1
Invested Amount                          1,000,000,000.00   1,000,000,000.00  1,000,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                 1,000,000,000.00   1,000,000,000.00  1,000,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00               0.00              0.00
Series Required Transferor Amount           70,000,000.00      70,000,000.00     70,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                         9.09%              9.09%             9.09%              9.09%             4.55%
Series Alloc. Finance Charge Collections    23,602,201.09      23,602,201.09     23,602,201.09      23,602,201.09     11,801,100.55
Series Allocable Recoveries                  1,007,320.64       1,007,320.64      1,007,320.64       1,007,320.64        503,660.32
Series Alloc. Principal Collections        157,081,233.27     157,081,233.27    157,081,233.27     157,081,233.27     78,540,616.32
Series Allocable Defaulted Amount            5,668,720.30       5,668,720.30      5,668,720.30       5,668,720.30      2,834,360.15


B. Series Allocations                       Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6       Series 2000-1
---------------------                       -------------     -------------     -------------     -------------       -------------

Group Number                                            2                 2                 2                 2                   1
Invested Amount                          1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00      500,000,000.00
Adjusted Invested Amount                 1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00      500,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00              0.00                0.00
Series Required Transferor Amount           70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00       35,000,000.00
Series Allocation Percentage                         9.09%             4.55%             4.55%             4.55%               4.55%
Series Alloc. Finance Charge Collections    23,602,201.09     11,801,100.55     11,801,100.55     11,801,100.55       11,801,100.55
Series Allocable Recoveries                  1,007,320.64        503,660.32        503,660.32        503,660.32          503,660.32
Series Alloc. Principal Collections        157,081,233.27     78,540,616.64     78,540,616.64     78,540,616.64       78,540,616.64
Series Allocable Defaulted Amount            5,668,720.30      2,834,360.15      2,834,360.15      2,834,360.15        2,834,360.15


B. Series Allocations                       Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5         Trust Total
---------------------                       -------------     -------------     -------------     -------------         -----------

Group Number                                            2                 2                 2                 2
Invested Amount                            500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00   11,000,000,000.00
Adjusted Invested Amount                   500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00   11,000,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00              0.00                0.00
Series Required Transferor Amount           35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00      770,000,000.00
Series Allocation Percentage                         4.55%             9.09%            11.02%             7.16%                100%
Series Alloc. Finance Charge Collections    11,801,100.55     23,602,201.09     28,608,747.19     18,595,654.99      259,624,212.00
Series Allocable Recoveries                    503,660.32      1,007,320.64      1,220,995.50        793,645.77       11,080,527.00
Series Alloc. Principal Collections         78,540,616.64    157,081,233.27    190,401,618.64    123,760,847.91    1,727,893,566.00
Series Allocable Defaulted Amount            2,834,360.15      5,668,720.30      6,871,180.58      4,466,260.01       62,355,923.27




C. Group Allocations
-----------------------------------------------------------------------------------------------------------------------------------


1. Group 1 Allocations                        Series 1996-1     Series 1997-1     Series 1999-1     Series 1999-2     Series 2000-1
----------------------                        -------------     -------------     -------------     -------------     -------------
Investor Finance Charge Collections           19,156,447.20     19,156,447.20     19,156,447.20      9,578,223.60      9,578,223.60

Investor Monthly Interest                      5,687,916.67      5,378,020.83      4,796,041.67      2,530,416.67      3,015,000.00
Investor Default Amount                        4,600,949.74      4,600,949.74      4,600,949.74      2,300,474.87      2,300,474.87
Investor Monthly Fees                          1,666,666.67      1,666,666.67      1,666,666.67        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         11,955,533.08     11,645,637,24     11,063,658.08      5,664,224.87      6,148,808.21

Reallocated Investor Finance Charge
 Collections                                  19,156,447.20     19,156,447.20     19,156,447.20      9,578,223.60      9,578,223.60
Available Excess                               7,200,914.12      7,510,809.96      8,092,789.12      3,913,998.73      3,429,415.40


1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   76,625,788.81

Investor Monthly Interest                                                                                             21,407,395.83
Investor Default Amount                                                                                               18,403,798.98
Investor Monthly Fees                                                                                                  6,666,666.67
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 46,477,861.48

Reallocated Investor Finance Charge Collections                                                                       76,625,788.81
Available Excess                                                                                                      30,147,927.33


2. Group 2 Allocations                        Series 1998-1     Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections           19,156,447.20     19,156,477.20      9,578,223.60      9,578,223.60      9,578,223.60

Investor Monthly Interest                      5,642,708.33      5,702,875.00      2,862,437.50      2,892,458.33      2,877,041.67
Investor Default Amount                        4,600,949.74      4,600,949.74      2,300,474.87      2,300,474.87      2,300,474.87
Investor Monthly Fees                          1,666,666.67      1,666,666.67        833,333.33        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         11,910,324.74     11,970,491.41      5,996,245.71      6,026,266.54      6,010,849.87

Reallocated Investor Finance Charge
 Collections                                  19,156,447.20     19,156,447.20      9,578,223.60      9,578,223.60      9,578,223.60
Available Excess                               7,246,122.46      7,185,955.79      3,581,977.90      3,551,957.06      3,567,373.73


2. Group 2 Allocations                        Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5     Group 2 Total
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections            9,578,223.60     19,156,447.20     23,219,951.09     15,092,943.31    134,095,130.41

Investor Monthly Interest                      2,862,343.75      5,713,333.33      6,937,454.28      4,495,270.47     39,985,922.67
Investor Default Amount                        2,300,474.87      4,600,949.74      5,576,912.41      3,624,987.08     32,206,648.21
Investor Monthly Fees                            833,333.33      1,666,666.67      2,020,203.33      1,313,130.00     11,666,666.67
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                          5,996,151.96     11,980,949.74     14,534,570.02      9,433,387.55     83,859,237.55

Reallocated Investor Finance Charge
 Collections                                   9,578,223.60     19,156,447.20     23,219,951.09     15,092,943.31    134,095,130.41
Investment Funding Account Proceeds                    0.00              0.00         36,834.00              0.00         36,834.00
Available Excess                               3,582,071.65      7,175,497.46      8,722,215.07      5,659,555.76     50,272,726.87


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          192,995,038
61-90 Days Delinquent:                           98,156,545
90+ Days Delinquent:                            122,758,176
Total 30+ Days Delinquent:                      413,909,759




II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------          ---------------          -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.8000%                 6.9500%               7.0200%
Monthly Interest Due                                 4,901,666.67              347,500.00            438,750.00        5,687,916.67
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,901,666.67              347,500.00            438,750.00        5,687,916.67
Investor Default Amount                              3,979,821.53              276,056.98            345,071.23        4,600,949.74
Investor Monthly Fees Due                            1,441,666.67              100,000.00            125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,323,154.86              723,556.98            908,821.23       11,955,533.08

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.1379%
Base Rate                                                                                                                   8.9481%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00
Interest Distributions                               4,901,666.67              347,500.00            438,750.00        5,687,916.67
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,901,666.67              347,500.00            438,750.00        5,687,916.67
Ending Certificates Balance                        865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.79

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.79

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $438,750.00

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $438,750.00

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,570,326.83

     a. Class A Monthly Interest:                             $4,901,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,979,821.53

     e. Excess Spread:                                        $7,688,838.63


 2.  Class B Available Funds:                                 $1,149,386.83

     a. Class B Monthly Interest:                               $347,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $801,886.83

 3.  Collateral Available Funds:                              $1,436,733.54

     a. Excess Spread:                                        $1,436,733.54

 4.  Total Excess Spread:                                     $9,927,459.01


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1996-1 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 1996-1 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 1996-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

 1.  Excess Spread:                                           $9,927,459.01

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $276,056.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $438,750.00
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $345,071.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,200,914.12


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9481%
     b. Prior Monthly Period                                        8.6767%
     c. Second Prior Monthly Period                                 8.6766%

 2.  Three Month Average Base Rate                                  8.7671%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.4000%                 6.5500%               6.9950%
Monthly Interest Due                                 4,613,333.33              327,500.00            437,187.50        5,378,020.83
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,613,333.33              327,500.00            437,187.50        5,378,020.83
Investor Default Amount                              3,979,821.53              276,056.98            345,071.23        4,600,949.74
Investor Monthly Fees Due                            1,441,666.67              100,000.00            125,000.00        1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,034,821.53              703,556.98            907,258.73       11,645,637.24

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.5710%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00
Interest Distributions                               4,613,333.33              327,500.00            437,187.50        5,378,020.83
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,613,333.33              327,500.00            437,187.50        5,378,020.83
Ending Certificates Balance                        865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.33

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.33

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.46

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.46

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $437,187.50

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $437,187.50

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,570,326.83

     a. Class A Monthly Interest:                             $4,613,333.33
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,979,821.53

     e. Excess Spread:                                        $7,977,171.97


 2.  Class B Available Funds:                                 $1,149,386.83

     a. Class B Monthly Interest:                               $327,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $821,886.83

 3.  Collateral Available Funds:                              $1,436,733.54

     a. Excess Spread:                                        $1,436,733.54

 4.  Total Excess Spread:                                    $10,235,792.34


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1997-1 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 1997-1 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 1997-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

 1.  Excess Spread:                                          $10,235,792.34

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $276,056.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $437,187.50
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $345,071.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,510,809.96


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.5710%
     b. Prior Monthly Period                                        8.3118%
     c. Second Prior Monthly Period                                 8.3116%

 2.  Three Month Average Base Rate                                  8.3982%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



IV. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7100%                 6.8700%               7.2200%
Monthly Interest Due                                 4,613,125.00              458,000.00            571,583.33        5,642,708.33
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,613,125.00              458,000.00            571,583.33        5,642,708.33
Investor Default Amount                              3,795,783.54              368,075.98            437,090.23        4,600,949.74
Investor Monthly Fees Due                            1,375,000.00              133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,783,908.54              959,409.31          1,167,006.89       11,910,324.74

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.8931%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 ------            ----------                -----

Beginning Certificates Balance                     825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                               4,613,125.00              458,000.00            571,583.33        5,642,708.33
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,613,125.00              458,000.00            571,583.33        5,642,708.33
Ending Certificates Balance                        825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.59

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.59

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.73

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.73

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $571,583.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $571,583.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,804,068.94

     a. Class A Monthly Interest:                             $4,613,125.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,795,783.54

     e. Excess Spread:                                        $7,395,160.40


 2.  Class B Available Funds:                                 $1,532,515.78

     a. Class B Monthly Interest:                               $458,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,074,515.78

 3.  Collateral Available Funds:                              $1,819,862.48

     a. Excess Spread:                                        $1,819,862.48

 4.  Total Excess Spread:                                    $10,289,538.66


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1998-1 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 1998-1 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 1998-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

 1.  Excess Spread:                                          $10,289,538.66

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $368,075.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $571,583.33
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $437,090.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,246,122.46


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8931%
     b. Prior Monthly Period                                        8.8289%
     c. Second Prior Monthly Period                                 8.8264%

 2.  Three Month Average Base Rate                                  8.8495%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



V. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                5.6000%                 5.8500%               7.4700%
Monthly Interest Due                                 4,036,666.67              292,500.00            466,875.00        4,796,041.67
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,036,666.67              292,500.00            466,875.00        4,796,041.67
Investor Default Amount                              3,979,821.53              276,056.98            345,071.23        4,600,949.74
Investor Monthly Fees Due                            1,441,666.67              100,000.00            125,000.00        1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,458,154.86              668,556.98            936,946.23       11,063,658.08

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    7.8630%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00
Interest Distributions                               4,036,666.67              292,500.00            466,875.00        4,796,041.67
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,036,666.67              292,500.00            466,875.00        4,796,041.67
Ending Certificates Balance                        865,000,000.00           60,000,000.00         75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $4.88

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $4.88

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $466,875.00

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $466,875.00

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,570,326.83

     a. Class A Monthly Interest:                             $4,036,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,979,821.53

     e. Excess Spread:                                        $8,553,838.63


 2.  Class B Available Funds:                                 $1,149,386.83

     a. Class B Monthly Interest:                               $292,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $856,886.83

 3.  Collateral Available Funds:                              $1,436,733.54

     a. Excess Spread:                                        $1,436,733.54

 4.  Total Excess Spread:                                    $10,847,459.01


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-1 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 1999-1 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

 1.  Excess Spread:                                          $10,847,459.01

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $276,056.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $466,875.00
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $345,071.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $8,092,789.12


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      7.8630%
     b. Prior Monthly Period                                        7.6277%
     c. Second Prior Monthly Period                                 7.6275%

 2.  Three Month Average Base Rate                                  7.7061%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



VI. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                5.9500%                 6.1000%               7.4700%
Monthly Interest Due                                 2,144,479.17              152,500.00            233,437.50        2,530,416.67
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,144,479.17              152,500.00            233,437.50        2,530,416.67
Investor Default Amount                              1,989,910.76              138,028.49            172,535.62        2,300,474.87
Investor Monthly Fees Due                              720,833.33               50,000.00             62,500.00          833,333.33
Investor Additional Amounts Dues
Total Due                                            4,855,223.26              340,528.49            468,473.12        5,664,224.87

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.1851%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     432,500,000.00           30,000,000.00         37,500,000.00      500,000,000.00
Interest Distributions                               2,144,479.17              152,500.00            233,437.50        2,530,416.67
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,144,479.17              152,500.00            233,437.50        2,530,416.67
Ending Certificates Balance                        432,500,000.00           30,000,000.00         37,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.96

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.96

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.08

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.08

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

 (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $233,437.50

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $233,437.50

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $8,285,163.41

     a. Class A Monthly Interest:                             $2,144,479.17
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,989,910.76

     e. Excess Spread:                                        $4,150,773.48


 2.  Class B Available Funds:                                   $574,693.42

     a. Class B Monthly Interest:                               $152,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $422,193.42

 3.  Collateral Available Funds:                                $718,366.77

     a. Excess Spread:                                          $718,366.77

 4.  Total Excess Spread:                                     $5,291,333.67


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-2 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 1999-2 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

 1.  Excess Spread:                                           $5,291,333.67

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $138,028.49
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $233,437.50
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $172,535.62
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,913,998.73


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.1851%
     b. Prior Monthly Period                                        7.9395%
     c. Second Prior Monthly Period                                 7.9393%

 2.  Three Month Average Base Rate                                  8.0213%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



VII. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ---------                -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7600%                 6.9600%               7.4700%
Monthly Interest Due                                 4,647,500.00              464,000.00            591,375.00        5,702,875.00
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,647,500.00              464,000.00            591,375.00        5,702,875.00
Investor Default Amount                              3,795,783.54              368,075.98            437,090.23        4,600,949.74
Investor Monthly Fees Due                            1,375,000.00              133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,818,283.54              965,409.31          1,186,798.56       11,970,491.41

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.9663%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                               4,647,500.00              464,000.00            591,375.00        5,702,875.00
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,647,500.00              464,000.00            591,375.00        5,702,875.00
Ending Certificates Balance                        825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.63

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.63

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.80

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.80

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $591,375.00

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $591,375.00

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,804,068.94

     a. Class A Monthly Interest:                             $4,647,500.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,795,783.54

     e. Excess Spread:                                        $7,360,785.40


 2.  Class B Available Funds:                                 $1,532,515.78

     a. Class B Monthly Interest:                               $464,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,068,515.78

 3.  Collateral Available Funds:                              $1,819,862.48

     a. Excess Spread:                                        $1,819,862.48

 4.  Total Excess Spread:                                    $10,249,163.66


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-3 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 1999-3 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

 1.  Excess Spread:                                          $10,249,163.66

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $368,075.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $591,375.00
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $437,090.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,185,955.79


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9663%
     b. Prior Monthly Period                                        8.9021%
     c. Second Prior Monthly Period                                 8.8996%

 2.  Three Month Average Base Rate                                  8.9227%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



VIII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7900%                 7.0400%               7.4200%
Monthly Interest Due                                 2,334,062.50              234,666.67            293,708.33        2,862,437.50
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,334,062.50              234,666.67            293,708.33        2,862,437.50
Investor Default Amount                              1,897,891.77              184,037.99            218,545.11        2,300,474.87
Investor Monthly Fees Due                              687,500.00               66,666.67             79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                            4,919,454.27              485,371.32            591,420.11        5,996,245.71

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.9930%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               2,334,062.50              234,666.67            293,708.33        2,862,437.50
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,334,062.50              234,666.67            293,708.33        2,862,437.50
Ending Certificates Balance                        412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.66

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.66

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.87

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.87

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $293,708.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $293,708.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,902,034.47

     a. Class A Monthly Interest:                             $2,334,062.50
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,897,891.77

     e. Excess Spread:                                        $3,670,080.20


 2.  Class B Available Funds:                                   $766,257.89

     a. Class B Monthly Interest:                               $234,666.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $531,591.22

 3.  Collateral Available Funds:                                $909,931.24

     a. Excess Spread:                                          $909,931.24

 4.  Total Excess Spread:                                     $5,111,602.66


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-4 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 1999-4 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

 1.  Excess Spread:                                           $5,111,602.66

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $184,037.99
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $293,708.33
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $218,545.11
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,581,977.90


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9930%
     b. Prior Monthly Period                                        8.9289%
     c. Second Prior Monthly Period                                 8.9264%

 2.  Three Month Average Base Rate                                  8.9494%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



IX. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------            ----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.8600%                 7.1000%               7.5200%
Monthly Interest Due                                 2,358,125.00              236,666.67            297,666.67        2,892,458.33
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,358,125.00              236,666.67            297,666.67        2,892,458.33
Investor Default Amount                              1,897,891.77              184,037.99            218,545.11        2,300,474.87
Investor Monthly Fees Due                              687,500.00               66,666.67             79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                            4,943,516.77              487,371.32            595,378.45        6,026,266.54

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    9.0661%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               2,358,125.00              236,666.67            297,666.67        2,892,458.33
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,358,125.00              236,666.67            297,666.67        2,892,458.33
Ending Certificates Balance                        412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.72

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.72

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.92

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.92

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution/ Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $297,666.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $297,666.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,902,034.47

     a. Class A Monthly Interest:                             $2,358,125.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,897,891.77

     e. Excess Spread:                                        $3,646,017.70


 2.  Class B Available Funds:                                   $766,257.89

     a. Class B Monthly Interest:                               $236,666.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $529,591.22

 3.  Collateral Available Funds:                                $909,931.24

     a. Excess Spread:                                          $909,931.24

 4.  Total Excess Spread:                                     $5,085,540.16


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-5 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 1999-5 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-5:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

 1.  Excess Spread:                                           $5,085,540.16

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $184,037.99
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $297,666.67
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $218,545.11
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,551,957.06


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      9.0661%
     b. Prior Monthly Period                                        9.0019%
     c. Second Prior Monthly Period                                 8.9994%

 2.  Three Month Average Base Rate                                  9.0225%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



X. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.8200%                 7.0500%               7.5200%
Monthly Interest Due                                 2,344,375.00              235,000.00            297,666.67        2,877,041.67
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,344,375.00              235,000.00            297,666.67        2,877,041.67
Investor Default Amount                              1,897,891.77              184,037.99            218,545.11        2,300,474.87
Investor Monthly Fees Due                              687,500.00               66,666.67             79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                            4,929,766.77              485,704.66            595,378.45        6,010,849.87

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    9.0286%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               2,344,375.00              235,000.00            297,666.67        2,877,041.67
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,344,375.00              235,000.00            297,666.67        2,877,041.67
Ending Certificates Balance                        412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.68

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.68

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.88

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.88

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

 (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $297,666.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $297,666.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,902,034.47

     a. Class A Monthly Interest:                             $2,344,375.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,897,891.77

     e. Excess Spread:                                        $3,659,767.70


 2.  Class B Available Funds:                                   $766,257.89

     a. Class B Monthly Interest:                               $235,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $531,257.89

 3.  Collateral Available Funds:                                $909,931.24

     a. Excess Spread:                                          $909,931.24

 4.  Total Excess Spread:                                     $5,100,956.83


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 1999-6 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 1999-6 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-6:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

 1.  Excess Spread:                                           $5,100,956.83

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $184,037.99
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $297,666.67
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $218,545.11
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,567,373.73


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      9.0286%
     b. Prior Monthly Period                                        8.9644%
     c. Second Prior Monthly Period                                 8.9619%

 2.  Three Month Average Base Rate                                  8.9850%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



XI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                7.2000%                 7.4000%               7.5200%
Monthly Interest Due                                 2,595,000.00              185,000.00            235,000.00        3,015,000.00
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,595,000.00              185,000.00            235,000.00        3,015,000.00
Investor Default Amount                              1,989,910.76              138,028.49            172,535.62        2,300,474.87
Investor Monthly Fees Due                              720,833.33               50,000.00             62,500.00          833,333.33
Investor Additional Amounts Dues
Total Due                                            5,305,744.10              373,028.49            470,035.62        6,148,808.21

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    9.3643%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     432,500,000.00           30,000,000.00         37,500,000.00      500,000,000.00
Interest Distributions                               2,595,000.00              185,000.00            235,000.00        3,015,000.00
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,595,000.00              185,000.00            235,000.00        3,015,000.00
Ending Certificates Balance                        432,500,000.00           30,000,000.00         37,500,000.00      500,000,000.00







        `                                                           - 49 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.00

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.00

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.17

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.17

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $235,000.00

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $235,000.00

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $8,285,163.41

     a. Class A Monthly Interest:                             $2,595,000.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,989,910.76

     e. Excess Spread:                                        $3,700,252.65


 2.  Class B Available Funds:                                   $574,693.42

     a. Class B Monthly Interest:                               $185,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $389,693.42

 3.  Collateral Available Funds:                                $718,366.77

     a. Excess Spread:                                          $718,366.77

 4.  Total Excess Spread:                                     $4,808,312.84


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 2000-1 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 2000-1 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

 1.  Excess Spread:                                           $4,808,312.84

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $138,028.49
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $235,000.00
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $172,535.62
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,429,415.40


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      9.3643%
     b. Prior Monthly Period                                        9.0807%
     c. Second Prior Monthly Period                                 9.0806%

 2.  Three Month Average Base Rate                                  9.1752%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



XII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount              616,038,058.69          500,000,000.00        116,038,058.69
Beginning Adjusted Invested Amount                            N/A          500,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             11,801,100.55            9,578,223.60          2,222,876.94
Collections of Principal Receivables                78,540,616.64           63,746,562.03         14,794,054.61
Defaulted Amount                                     2,834,360.15            2,300,474.87            533,885.28

Ending Invested / Transferor Amounts               614,424,573.32          500,000,000.00        114,424,573.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7850%                 6.9700%               7.5200%
Monthly Interest Due                                 2,332,343.75              232,333.33            297,666.67        2,862,343.75
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   2,332,343.75              232,333.33            297,666.67        2,862,343.75
Investor Default Amount                              1,897,891.77              184,037.99            218,545.11        2,300,474.87
Investor Monthly Fees Due                              687,500.00               66,666.67             79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                            4,917,735.52              483,037.99            595,378.45        5,996,151.96

Reallocated Investor Finance Charge Collections                                                                        9,578,223.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.9928%


                                                                                                    Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------           -----------               -----

Beginning Certificates Balance                     412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               2,332,343.75              232,333.33            297,666.67        2,862,343.75
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  2,332,343.75              232,333.33            297,666.67        2,862,343.75
Ending Certificates Balance                        412,500,000.00           40,000,000.00         47,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.65

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.65

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.81

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.81

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $297,666.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $297,666.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,902,034.47

     a. Class A Monthly Interest:                             $2,332,343.75
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,897,891.77

     e. Excess Spread:                                        $3,671,798.95


 2.  Class B Available Funds:                                   $766,257.89

     a. Class B Monthly Interest:                               $232,333.33
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $533,924.55

 3.  Collateral Available Funds:                                $909,931.24

     a. Excess Spread:                                          $909,931.24

 4.  Total Excess Spread:                                     $5,115,654.75


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 2000-2 Allocable Principal
     Collections:                                            $78,540,616.64

 3.  Principal Allocation Percentage of
     Series 2000-2 Allocable Principal
     Collections:                                            $63,746,562.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $63,746,562.03

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,300,474.87

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $66,047,036.90


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $66,047,036.90

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

 1.  Excess Spread:                                           $5,115,654.75

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $184,037.99
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $297,666.67
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $218,545.11
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,582,071.65


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9928%
     b. Prior Monthly Period                                        8.9287%
     c. Second Prior Monthly Period                                 8.9261%

 2.  Three Month Average Base Rate                                  8.9492%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



XIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Series             Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations            Interest                Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,232,076,117.38        1,000,000,000.00        232,076,117.38
Beginning Adjusted Invested Amount                            N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             23,602,201.09           19,156,447.20          4,445,753.89
Collections of Principal Receivables               157,081,233.27          127,493,124.05         29,588,109.22
Defaulted Amount                                     5,668,720.30            4,600,949.74          1,067,770.55

Ending Invested / Transferor Amounts             1,228,849,146.64        1,000,000,000.00        228,849,146.64


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest                Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7800%                 6.9700%               7.4200%
Monthly Interest Due                                 4,661,250.00              464,666.67            587,416.67        5,713,333.33
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   4,661,250.00              464,666.67            587,416.67        5,713,333.33
Investor Default Amount                              3,795,783.54              368,075.98            437,090.23        4,600,949.74
Investor Monthly Fees Due                            1,375,000.00              133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,832,033.54              966,075.98          1,182,840.23       11,980,949.74

Reallocated Investor Finance Charge Collections                                                                       19,156,447.20
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.9790%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                     825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                               4,661,250.00              464,666.67            587,416.67        5,713,333.33
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                  4,661,250.00              464,666.67            587,416.67        5,713,333.33
Ending Certificates Balance                        825,000,000.00           80,000,000.00         95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.65

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.65

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.81

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.81

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $587,416.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $587,416.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,804,068.94

     a. Class A Monthly Interest:                             $4,661,250.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,795,783.54

     e. Excess Spread:                                        $7,347,035.40


 2.  Class B Available Funds:                                 $1,532,515.78

     a. Class B Monthly Interest:                               $464,666.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,067,849.11

 3.  Collateral Available Funds:                              $1,819,862.48

     a. Excess Spread:                                        $1,819,862.48

 4.  Total Excess Spread:                                    $10,234,747.00


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 2000-3 Allocable Principal
     Collections:                                           $157,081,233.27

 3.  Principal Allocation Percentage of
     Series 2000-3 Allocable Principal
     Collections:                                           $127,493,124.05

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $127,493,124.05

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,600,949.74

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $132,094,073.80


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $132,094,073.80

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

 1.  Excess Spread:                                          $10,234,747.00

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $368,075.98
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $587,416.67
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $437,090.23
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,175,497.46


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9790%
     b. Prior Monthly Period                                        8.9149%
     c. Second Prior Monthly Period                                 8.9123%

 2.  Three Month Average Base Rate                                  8.9354%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.0477%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.8815%



XIV. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                    Allocations             Interest              Interest
----------------------------------                    -----------         ---------------           -----------

Beginning Invested /Transferor Amount            1,493,426,567.55        1,212,122,000.00        281,304,567.55
Beginning Adjusted Invested Amount                            N/A        1,212,122,000.00                   N/A
Floating Allocation Percentage                                N/A                 81.1638%              18.8362%
Principal Allocation Percentage                               N/A                 81.1638%              18.8362%
Collections of Finance Chg. Receivables             28,608,747.19           23,219,951.09          5,388,796.10
Collections of Principal Receivables               190,401,618.64          154,537,220.51         35,864,398.13
Defaulted Amount                                     6,871,180.58            5,576,912.41          1,294,268.18

Ending Invested / Transferor Amounts             1,489,515,085.32        1,212,122,000.00        277,393,085.32


                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B              Interest               Total
--------------------------------------                    -------                 -------            ----------               -----

Principal Funding Account                                    0.00                    0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00                0.00
Available Reserve Account Amount                             0.00                    0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00                0.00

Coupon October 16, 2000 - November 14, 2000                6.7850%                 7.0100%               7.4700%
Monthly Interest Due                                 5,654,166.67              566,466.42            716,821.20        6,937,454.28
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00                0.00
Additional Interest Due                                      0.00                    0.00                  0.00                0.00
Total Interest Due                                   5,654,166.67              566,466.42            716,821.20        6,937,454.28
Investor Default Amount                              4,600,949.74              446,154.10            529,808.56        5,576,912.41
Investor Monthly Fees Due                            1,666,666.67              161,616.67            191,920.00        2,020,203.33
Investor Additional Amounts Dues
Total Due                                           11,921,783.08            1,174,237.18          1,438,549.76       14,534,570.02

Reallocated Investor Finance Charge Collections                                                                       23,219,951.09
Interest and Principal Funding Investment Proceeds                                                                        36,834.00
Series Adjusted Portfolio Yield                                                                                             17.1737%
Base Rate                                                                                                                    8.9912%


                                                                                                     Collateral
C. Certificates - Balances and Distributions              Class A                 Class B             Interest                Total
--------------------------------------------              -------                 -------            ----------               -----

Beginning Certificates Balance                   1,000,000,000.00           96,970,000.00        115,152,000.00    1,212,122,000.00
Interest Distributions                               5,654,166.67              566,466.42            716,821.20        6,937,454.28
Interest Deposits - Interest Funding Accou          (5,654,166.67)            (566,466.42)                 0.00       (6,220,633.08)
Interest Funding Account Distributions                       0.00                    0.00                  0.00                0.00
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00                0.00
Principal Distributions                                      0.00                    0.00                  0.00                0.00
Total Distributions                                          0.00                    0.00            716,821.20          716,821.20
Ending Interest Funding Account Balance             11,496,805.56            1,151,815.05                  0.00       12,648,620.60
Ending Certificates Balance                      1,000,000,000.00           96,970,000.00        115,152,000.00    1,212,122,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.65

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.65

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.84

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.84

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $716,821.20

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $716,821.20

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds(Includes Int. Income from IFA): $19,193,281.20

     a. Class A Monthly Interest:                             $5,654,166.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,600,949.74

     e. Excess Spread:                                        $8,938,164.79


 2.  Class B Available Funds:                                 $1,857,600.69

     a. Class B Monthly Interest:                               $566,466.42
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,291,134.27

 3.  Collateral Available Funds:                              $2,205,903.21

     a. Excess Spread:                                        $2,205,903.21

 4.  Total Excess Spread:                                    $12,435,202.27


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 2000-4 Allocable Principal
     Collections:                                           $190,401,618.64

 3.  Principal Allocation Percentage of
     Series 2000-4 Allocable Principal
     Collections:                                           $154,537,220.51

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $154,537,220.51

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $5,576,912.41

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $160,114,132.92


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                             $115,152,000.00

 2.  Required Collateral Invested Amount                    $115,152,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $160,114,132.92

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

 1.  Excess Spread:                                          $12,435,202.27

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $446,154.10
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $716,821.20
 9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $529,808.56
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $8,722,215.07


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9912%
     b. Prior Monthly Period                                        8.9260%
     c. Second Prior Monthly Period                                 9.0186%

 2.  Three Month Average Base Rate                                  8.9786%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1737%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                17.1113%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.9146%



XV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------         ---------------          ----------

Beginning Invested /Transferor Amount              970,725,667.21          787,878,000.00       182,847,667.21
Beginning Adjusted Invested Amount                            N/A          787,878,000.00                  N/A
Floating Allocation Percentage                                N/A                 81.1638%             18.8362%
Principal Allocation Percentage                               N/A                 81.1638%             18.8362%
Collections of Finance Chg. Receivables             18,595,654.99           15,092,943.31         3,502,711.68
Collections of Principal Receivables               123,760,847.91          100,449,027.59        23,311,820.32
Defaulted Amount                                     4,466,260.01            3,624,987.08           841,272.93

Ending Invested / Transferor Amounts               968,183,207.95          787,878,000.00       180,305,207.95


                                                                                                    Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B            Interest                 Total
--------------------------------------                    -------                 -------           ----------                -----

Principal Funding Account                                    0.00                    0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                 0.00                 0.00
Reserve Draw Amount                                          0.00                    0.00                 0.00                 0.00
Available Reserve Account Amount                             0.00                    0.00                 0.00                 0.00
Reserve Account Surplus                                      0.00                    0.00                 0.00                 0.00

Coupon October 16, 2000 - November 14, 2000                6.7600%                 7.0000%              7.4700%
Monthly Interest Due                                 3,661,666.67              367,675.00           465,928.80         4,495,270.47
Outstanding Monthly Interest Due                             0.00                    0.00                 0.00                 0.00
Additional Interest Due                                      0.00                    0.00                 0.00                 0.00
Total Interest Due                                   3,661,666.67              367,675.00           465,928.80         4,495,270.47
Investor Default Amount                              2,990,617.33              289,997.86           344,371.89         3,624,987.08
Investor Monthly Fees Due                            1,083,333.33              105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Dues
Total Due                                            7,735,617.33              762,722.86           935,047.35         9,433,387.55

Reallocated Investor Finance Charge Collections                                                                       15,092,943.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             17.1379%
Base Rate                                                                                                                    8.9695%


                                                                                                    Collateral
C. Certificates - Balances and Distributions              Class A                 Class B            Interest                 Total
--------------------------------------------              -------                 -------           ----------                -----

Beginning Certificates Balance                     650,000,000.00           63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                               3,661,666.67              367,675.00           465,928.80         4,495,270.47
Principal Deposits - Prin. Funding Account                   0.00                    0.00                 0.00                 0.00
Principal Distributions                                      0.00                    0.00                 0.00                 0.00
Total Distributions                                  3,661,666.67              367,675.00           465,928.80         4,495,270.47
Ending Certificates Balance                        650,000,000.00           63,030,000.00        74,848,000.00       787,878,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.63

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.63

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.83

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.83

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $465,928.80

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $465,928.80

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $12,451,690.68

     a. Class A Monthly Interest:                             $3,661,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,990,617.33

     e. Excess Spread:                                        $5,799,406.68


 2.  Class B Available Funds:                                 $1,207,430.87

     a. Class B Monthly Interest:                               $367,675.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $839,755.87

 3.  Collateral Available Funds:                              $1,433,821.76

     a. Excess Spread:                                        $1,433,821.76

 4.  Total Excess Spread:                                     $8,072,984.31


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              81.1638%

 2.  Series 2000-5 Allocable Principal
     Collections:                                           $123,760,847.91

 3.  Principal Allocation Percentage of
     Series 2000-5 Allocable Principal
     Collections:                                           $100,449,027.59

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $100,449,027.59

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-5:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $3,624,987.08

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $104,074,014.67


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $74,848,000.00

 2.  Required Collateral Invested Amount                     $74,848,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $104,074,014.67

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

 1.  Excess Spread:                                           $8,072,984.31

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $289,997.86
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $465,928.80
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $344,371.89
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $5,659,555.76


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9695%
     b. Prior Monthly Period                                        8.9054%
     c. Second Prior Monthly Period                                       NA

 2.  Three Month Average Base Rate                                        NA

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     17.1379%
     b. Prior Monthly Period                                       16.4589%
     c. Second Prior Monthly Period                                       NA

 4.  Three Month Average Series Adjusted Portfolio Yield                  NA